UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  (X)  Filed by a party other than the registrant  (  )

Check the appropriate box:

(   ) Preliminary Proxy Statement.
(   ) Confidential, for use of the Commission only (as permitted by
     Rule 14a-6(e)(2)).
( X ) Definitive Proxy Statement.
(   ) Definitive  Additional  Materials.
(   ) Soliciting  Material  Pursuant  to Rule 14a-12.


                               RSI Holdings, Inc.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

( X )    No fee required.
(   )    Fee  computed  per  Exchange  Act Rules  14a-6(i)(1)  and 0-11.
(   )    Fee paid previously with preliminary materials.
(   )    Check box if any part of the fee is offset as provided by Exchange Act
           Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                               RSI HOLDINGS, INC.
                              28 EAST COURT STREET
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 271-7171

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 29, 2004


TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of RSI Holdings, Inc. (the "Company"), will be held at 10:00 A.M., local time, on JANUARY 29, 2004, at RSI HOLDINGS, INC., 28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA, for the purpose of considering and acting upon the following:

1. The election of five directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified;

2.       The   ratification  of  the  appointment  of  Elliott  Davis,   LLC  as
         independent auditors of the Company for fiscal year 2004; and

3. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company recommends that shareholders vote FOR the nominees for director listed in the Company's proxy statement enclosed with this notice, and FOR approval of the proposal number 2 above.

The Board of Directors has fixed the close of business on November 28, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


BY ORDER OF THE BOARD OF DIRECTORS
Joe F. Ogburn, Secretary


Greenville, South Carolina
December 19, 2003


A FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.





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






                               RSI HOLDINGS, INC.
                              28 EAST COURT STREET
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 29, 2004

     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RSI Holdings, Inc., a North Carolina corporation (the "Company"), to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at 10:00 A.M., local time, on JANUARY 29, 2004, at RSI HOLDINGS, INC., 28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA. The approximate date of mailing this Proxy Statement and the accompanying proxy is December 19, 2003.

     Only shareholders of record at the close of business on November 28, 2003 are entitled to notice of and to vote at the Annual Meeting. As of such date, there were outstanding approximately 7,846,455 shares of common stock, $.01 par value per share ("Common Stock"), which constitutes the only voting securities of the Company. Each share is entitled to one vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting; or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: RSI Holdings, Inc., 28 East Court Street, Post Office Box 6847, Greenville, South Carolina 29606, Attention: Investor Relations.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the Annual Meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, FOR ratification of the appointment of Elliott Davis, LLC as the independent auditors for the Company for fiscal year 2004, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting or any adjournment thereof.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company as of November 28, 2003, is necessary to constitute a quorum at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates votes cast in connection with the Annual Meeting. Directors are elected by a plurality of votes cast at the Annual Meeting. The proposal to ratify the appointment of Elliott Davis, LLC as the Company's independent auditors for the Company's 2004 fiscal year will be approved if a greater number of votes are cast for the proposal than is cast against the proposal. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions and broker nonvotes have no effect upon the votes with respect to the matters to be voted upon at the meeting.

                              ELECTION OF DIRECTORS
                            (Item No. 1 on the Proxy)

     The Bylaws of the Company provide that the number of directors to be elected at any meeting of shareholders shall not be less than three (3) nor more than ten (10), the exact number to be determined by the Board of Directors. The Board has determined that five directors shall be elected at the Annual Meeting. The Common Stock may not be voted cumulatively in the election of directors.

     The five persons listed below are nominees for election as directors at the Annual Meeting, to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of directors is withheld, it is the intention of the persons named in the enclosed form of proxy to vote for the persons named below. Each such person is a citizen of the United States. There are no family relationships among the directors and the executive officers of the Company, except that Charles C. Mickel is the brother of Buck A. Mickel.

     Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event any nominee(s) is not available or able to serve, the shares represented by the proxies will be voted for such substitute(s) as shall be designated by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES
LISTED BELOW.                                            ---


     The table below sets forth certain information regarding the Company's nominees for election as directors.

                            NOMINEES FOR ELECTION AS
                            DIRECTORS OF THE COMPANY


  Name, Age and Tenure as
         Director                                               Principal Occupation and Background
------------------------------   -------------------------------------------------------------------------------------------

C.C. Guy (71)                    Director of the  Company.  Mr. Guy served as  President  of the  Company  from July 1989
Director since 1978 (1)(2)       until  his  retirement  in  January  1995.  Since  his  retirement,  he has  served as a
                                 consultant   to   the   Company   on   an   as-needed    basis.   Mr.   Guy   was   Vice
                                 President-Administration  of the  Company  from 1978 to July 1989.  Mr. Guy served  from
                                 October  1979  to  November  1989  as  President,   Treasurer  and  a  director  of  RSI
                                 Corporation.  Mr. Guy currently serves as a director of Delta Woodside Industries,  Inc.
                                 and Delta Apparel, Inc.

Charles M. Bolt (73)             Director of the  Company.  Mr. Bolt was  President  and Chief  Executive  Officer of the
Director since 1982 (1)(2)       Company  from 1984 to July  1989,  when he was  elected  President  of  Distribution,  a position that he held until his  retirement in January 1995.  Since his  retirement,  he has served as a  consultant  to the  Company on an  as-needed  basis.  Mr. Bolt was Vice
                                 President-Marketing of the Company from 1978 to 1984.

Buck A. Mickel (48)              Director of the Company.  Mr. Mickel was elected  President and Chief Executive  Officer
Director from 1988 to 1992       of the Company on July 28, 1998  following  the death of his  father,  Mr. Buck  Mickel.
and 1997 to present  (1)         Mr.  Mickel  was Vice  President  of the  Company  from  1989 to  January  1995 and from
                                 September  1996 to July 1998.  Mr.  Mickel  served as a  consultant  to the Company from
                                 January 1995 to September  1996.  Mr.  Mickel served as a director of the Company or its former parent  corporation from 1987 until December 1992. Mr. Mickel currently serves as a director of Delta Woodside Industries, Inc. and Delta Apparel, Inc.

Charles C. Mickel (46)           Director of the Company.  Mr.  Mickel was elected  Vice  President on September 1, 2003.
Director since 2001 (1)(2)       Mr. Mickel served as vice president of U. S. Shelter  Corporation  from 1981 to 1990 and vice president of asset management of Insigna  Financial  Group,  Inc., the successor of
                                 U. S.  Shelter  Corporation,  from 1990 to 1992.  Since July 1992 Mr.  Mickel has been a private investor in commercial real estate.  Mr. Mickel is Buck A. Mickel's brother.

Joe F. Ogburn (65)               Director  of the  Company.  Mr.  Ogburn  has  served as  Secretary  and Chief  Financial
Director since 2001              Officer of the Company since  January  2001.  Mr. Ogburn has also served as Treasurer of the Company since  September  1988 and Vice President of the Company since May 1995. Mr.
                                 Ogburn  served as  Controller  of the Company from 1981 to September  1988.  Mr.  Ogburn served as a Director of the Company from September 1987 to July 1989.


(1)      Member of Compensation Committee.
(2)      Member of Audit Committee.

     The Board of Directors of the Company met in person four times during the fiscal year ended August 31, 2003. The Compensation Committee of the Company met once during the fiscal year. The Audit Committee of the Company met five times during the fiscal year. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member. The Board does not have a standing nominating committee.

     The Compensation Committee reviews and submits to the Board of Directors suggested salaries and other compensation for officers of the Company and its subsidiaries for the ensuing year.

     The Audit Committee generally makes recommendations to the Board regarding the selection of the independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering of any material non-audit services by the independent accountants, approves the fee payable to the independent accountants, and reviews the audit results. All of the Company's audit committee members are independent (as defined in Section 121(A) of AMEX's listing standards) except for Charles C. Mickel, who is the brother of Buck A. Mickel, our Chief Executive Officer. Because the Company's securities are not listed on AMEX or any other national exchange, their listing standards do not apply to us. If the AMEX listing standards did apply, the Company would be in compliance with its audit committee requirements under
Section 121(B)(iii), because a majority of the Company's audit committee members are independent. We believe that our audit committee composition is appropriate for the Company.

            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information as of November 28, 2003, regarding the beneficial ownership of the Common Stock by: (i) persons beneficially owning more than five percent of the Common Stock; (ii) the directors and executive officers of the Company; and (iii) all directors and executive officers of the Company, as a group. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all the shares of Common Stock shown as beneficially owned by them.

                                       Amount and
                                        Nature of
        Name and Address of             Beneficial                 Percent
         Beneficial Owner               Ownership               of Class (7)
--------------------------------------------------------------------------------
Buck A. Mickel                         3,413,975 (1)                  39.9
28 East Court Street
P. O. Box 6847
Greenville, SC 29606

Charles C. Mickel                      1,470,518 (2)                  17.2
28 East Court Street
P. O. Box 6847
Greenville, SC 29606

Minor Mickel Shaw                        705,362                      8.3
P. O. Box 795
Greenville, SC 29602

Joe F. Ogburn                            161,990 (3)                   1.9
208 Belvedere Avenue
Shelby, NC 28150

Charles M. Bolt                           98,184 (4)                   1.2
2720 N. E. 57th Street
Fort Lauderdale, FL 33308

C.C. Guy                                  54,295 (5)                   0.6
1405 Stonegate Lane
Shelby, NC 28150

All Directors and Executive Officers   5,198,962 (6)                  60.8
of the Company as a Group (6 persons)

(1) Mr. Buck A. Mickel is the President, Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Buck A. Mickel includes 3,087,309 shares directly owned by him, 150,000 shares owned by him as custodian for his minor child and 126,666 unissued shares subject to stock options held by Mr. Mickel which are currently exercisable. The number of shares shown also includes 50,000 shares held by Mr. Mickel's wife, as to which shares Mr. Mickel disclaims beneficial ownership.

(2) Mr. Charles C. Mickel was elected Vice President effective on September 1, 2003 and is a director of the Company. The number of shares shown as beneficially owned by Mr. Charles C. Mickel includes 1,467,185 shares directly owned by him and 3,333 unissued shares subject to stock options held by Mr. Mickel which are currently exercisable.

(3) Mr. Joe F. Ogburn is the Secretary, Treasurer, Vice President and Chief Financial Officer of the Company. The number of shares shown as beneficially owned by Mr. Ogburn includes 45,142 shares directly owned by him and 116,665 unissued shares subject to stock options held by Mr. Ogburn which are currently exercisable. Such number also includes 183 shares held by Mr. Ogburn's wife, as to which shares Mr. Ogburn disclaims beneficial ownership.

(4) Mr. Charles M. Bolt is a director of the Company. The number of shares shown as beneficially owned by Mr. Bolt includes 88,185 shares directly owned by him and 9,999 unissued shares subject to stock options held by Mr. Bolt which are currently exercisable.

(5) Mr. C.C. Guy is a director of the Company. The number of shares shown as beneficially owned by Mr. Guy includes 26,307 shares directly owned by him and 9,999 unissued shares subject to stock options held by Mr. Guy which are currently exercisable. The number of shares shown also includes 17,989 shares held by Mr. Guy's wife, as to which shares Mr. Guy disclaims beneficial ownership.

(6) This number includes all shares included in the table above with respect to any director or executive officer.

(7) Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), percentages of total outstanding shares have been computed on the assumption that shares that can be acquired within 60 days upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.

                               EXECUTIVE OFFICERS

     The following table provides certain information regarding the executive officers of the Company:

Name and Age                              Position
--------------- ----------------------------------------------------------------
Buck A. Mickel (48)                   President and Chief Executive Officer

Charles C. Mickel (46)                Vice President (elected September 1, 2003)

Joe F. Ogburn (65)                    Secretary,   Treasurer,  Vice  President
                                        and Chief Financial Officer

     The Company's executive officers are elected by the Board of Directors and serve at the pleasure of the Board. Buck A. Mickel and Charles C. Mickel are brothers.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its most recent fiscal year, the Company believes that all of its executive officers, directors and persons who may have been deemed to be greater than 10% stockholders during the year have timely made all filings required to be made under Section 16(a) of the Exchange Act except that Minor M. Shaw filed one Form 4 in fiscal 2003 that was due in fiscal 2002 with respect to one transaction and Charles Bolt failed to file one Form 4 that was required to be filed in fiscal 2002 with respect to one transaction and which was filed subsequent to the end of fiscal 2003.

                             MANAGEMENT COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company during the last three fiscal years to the Company's Chief Executive Officer (the "Named Executive Officer"). The salary and bonuses of each other executive officer of the Company was less than $100,000 during fiscal years 2001 through 2003.

                           SUMMARY COMPENSATION TABLE


 -------------------------------- ---------------- ---------------------
                                                    Annual Compensation

  Name and Principal Position       Fiscal Year         Salary  $
 -----------------------------    ---------------- ---------------------
  Buck  A.  Mickel,   President       2003               90,083
  and  Chief  Executive Officer
 -----------------------------    ---------------- ---------------------
                                      2002               55,333
                                  ---------------- ---------------------
                                      2001               20,000
                                  ---------------- ---------------------

     Most of the Company's employees, as well as its executive officers, are eligible to participate in the Company's medical and health benefit plan.

     During the year ended August 31, 2003, the Company did not pay any other compensation to its directors except as set forth in "Retirement Contracts" below.

     The following table sets forth the number of shares underlying the Named Executive Officer's exercisable and unexercisable stock options. There were no stock options granted to the Named Executive Officer and the Named Executive Officer did not exercise any stock options during the year ended August 31, 2003.

    AGGREGATE EXERCISABLE AND UNEXERCISABLE STOCK OPTIONS AT FISCAL YEAR-END

-------------------- -------------------------------- --------------------------

                            Number Of Unexercised                Value of
                            Securities Underlying             Unexercised In-
                             Options/SARs at Fiscal              the-Money
      Name                        Year-End (#)                Options/SARS at
                           Exercisable/Unexercisable         Fiscal Year-End ($)
                                                       Exercisable/Unexercisable
-------------------- -------------------------------- --------------------------
Buck A. Mickel,
President and Chief            126,666/200,000                 $300/$600
Executive Officer
-------------------- -------------------------------- --------------------------


        RETIREMENT CONTRACTS

     Messrs. C.C. Guy and Charles M. Bolt retired as officers of the Company on January 17, 1995. The Company paid each of these two retired officers $100 per month during the year ended August 2003. The Board determined that these payments were appropriate in light of these officers' long records of service to the Company and value as consultants to the Company. The Company anticipates that these individuals will continue to serve as consultants during fiscal year 2004.

                           RELATED PARTY TRANSACTIONS

     Certain information concerning related party transactions respecting the members of the Compensation Committee, members of their families, and other executive officers, directors and owners of 5% or more of the outstanding Common Stock of the Company is set forth below.

        SALARY AND OTHER COMPENSATION ARRANGEMENTS

     As described herein under "Executive Compensation - Retirement Contracts", the Company pays consulting fees to Messrs. C.C. Guy and Charles M. Bolt.

        LOAN ARRANGEMENT

     During August 2001, Minor H. Mickel loaned the Company $250,000 under the terms of an unsecured note payable bearing interest at 8.0% per year with the principal balance and all unpaid interest due in August 2006. Mrs. Mickel is the mother of Buck A. Mickel, the President, Chief Executive Officer and director of the company, Charles C. Mickel, the Vice President and a director of the Company, and Minor Mickel Shaw. The Mickel siblings are the beneficial owners of approximately 65% of the outstanding common stock of the Company.

     During February 2002, Minor H. Mickel loaned the Company $1,200,000 and Buck A. Mickel, Charles C. Mickel and Minor Mickel Shaw, each loaned the Company $20,000 under unsecured promissory notes bearing interest at 7.0% per year with the principal balances and all unpaid interest due in February 2007. Proceeds from these notes aggregating $1,260,000 were used to purchase the assets of the Company's wholly-owned subsidiary, Employment Solutions, Inc.

         CORPORATE OFFICE ARRANGEMENT

     During fiscal 2003, the Company's executive offices were located in a facility consisting of approximately 3,000 square feet of floor space located at 28 East Court Street, Greenville, South Carolina. Rental expense of $30,600 was incurred by the Company during the year ended August 31, 2003 for the Company's executive offices under a month-to-month lease arrangement. The lease at 28 East Court Street, Greenville, South Carolina includes office furniture and equipment. The office space at 28 East Court Street, Greenville, South Carolina was leased from CTST, LLC, which is owned by three shareholders: Buck A. Mickel, Charles C. Mickel and Minor Mickel Shaw. The Company believes that this lease contains provisions as favorable to the Company as could be obtained from a third-party landlord.

                     RATIFICATION OF ELECTION OF ACCOUNTANTS
                            (Item No. 2 on the Proxy)

Appointment of Independent Auditors

     Based upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has appointed Elliott Davis, LLC ("Elliott Davis"), independent certified public accountants, as the Company's independent auditors for the Company's 2004 fiscal year. Elliott Davis served as the Company's independent auditors in fiscal 2003. Representatives of Elliott Davis are expected to be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which shareholders may have. Neither Elliott Davis nor any of its members has any relationship with the Company except in the firm's capacity as such auditors and as the Company's tax advisor.

FEES PAID TO INDEPENDENT AUDITORS

     The following table lists all fees that were either paid to or expected to be billed by Elliott Davis, the Company's independent auditors, for services performed in 2003 and 2002:

                                      2003                 2002
                                      ----                 ----
       Audit fees                  $14,375              $13,000
       Audit-related fees                -               14,790
       Tax fees                     10,950               14,952
       Other                             -                    -
                               -----------          -----------
       Total fees                  $25,325              $42,742
                                   =======              =======

     Audit fees include billings for the annual audit of the Company's consolidated financial statements, quarterly reviews and the review of all related Securities and Exchange Commission filings. Audit-related fees in 2002 include the initial audit and preparation of proforma information for Employment Solutions, Inc. Tax fees include billings for preparation of state and Federal income tax returns and advice relating to various tax matters.

     The Audit Committee has considered whether the provision of these services is compatible with maintaining Elliott Davis's independence.

     The Company's Audit Committee has not yet adopted the pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X; however, since May 6, 2003, the Company's Audit Committee has approved all services of Elliott Davis prior to the rendering of these services.

     The ratification of election of accountants requires that a greater number of votes be cast for the proposal than against it in order to become effective.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS INDEPENDENT AUDITORS.

     The Audit Committee is responsible for the duties set forth in its charter (which was attached as Appendix A to its proxy statement for its January 18, 2001 annual meeting) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Board of Directors adopted a written Audit Committee Charter on November 22, 2000, a copy of which was included as an appendix to the Company's Proxy Statement for its January 18, 2001 annual meeting.

     The  Audit   Committee  has  reviewed  and  discussed  with  the  Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2003 Annual Report. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU - 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and has discussed with the Company's independent auditors such independent auditors' independence.

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2003 Annual Report be included in that report, and in the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003, filed with the U.S. Securities and Exchange Commission.


                                 AUDIT COMMITTEE

 C. C. Guy                       Charles M. Bolt              Charles C. Mickel


                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telegram or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged American Stock Transfer & Trust Company, its transfer agent, to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries in exchange for reimbursement of reasonable out-of-pocket expenses, which is expected to cost approximately $4,000.

                            PROPOSALS OF SHAREHOLDERS

     Any shareholder of the Company who desires to present a proposal at the Annual Meeting of Shareholders to be held after the end of fiscal 2004 for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before August 21, 2004.

     With respect to shareholder proposals not to be included in the Company's proxy statement in the form of proxy, a shareholder must give the Company notice by November 4, 2004 for such notice to be considered timely for purposes of Exchange Act Rule 14a-4(c) (which concerns the extent to which a proxy may confer discretionary voting authority with respect to matters not specifically set forth in the proxy).

                              FINANCIAL INFORMATION

     THE COMPANY'S ANNUAL REPORT IS MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF NOVEMBER 28, 2003, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S FISCAL 2003 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UPON PAYMENT OF THE REASONABLE COPYING COST THEREOF, THE COMPANY WILL MAKE AVAILABLE THE EXHIBITS TO THE COMPANY'S FISCAL 2003 ANNUAL REPORT ON FORM 10-KSB. ANY SUCH REQUEST SHOULD BE DIRECTED TO RSI HOLDINGS, INC., 28 EAST COURT STREET, POST OFFICE BOX 6847, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: INVESTOR RELATIONS.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                           Joe F. Ogburn, Secretary



Greenville, South Carolina
December 19, 2003

                                                                APPENDIX A
                                                                ----------

                       ANNUAL MEETING OF SHAREHOLDERS OF

                               RSI HOLDINGS, INC.

                                JANUARY 29, 2004




Please date, sign and mail your proxy card in the envelope provided as soon as possible.

   V Please detach along perforated line and mail in the envelope provided. V
-------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                               "FOR" PROPOSAL 2.

             PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X
                                                                        ---

1.      Election of Directors:

                                                 NOMINEES:
    FOR ALL NOMINEES                         0   BUCK A. MICKEL
----
    WITHHOLD AUTHORITY FOR ALL NOMINEES      0   C.C. GUY
----
    FOR ALL EXCEPT                           0   Charles M. Bolt
----    (See instructions below)
                                             0   Joe F. Ogburn

                                             O   Charles C. Mickel

INSTRUCTION:  To withhold authority to vote for any individual nominee(s),
-----------   mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  O(shaded)
--------------------------------------------------------------------------------

2. The ratification of the appointment of Elliott Davis, LLC as independent auditors of the Company for fiscal year 2004.
                                                FOR     AGAINST    ABSTAIN

                                                ___       ___        ___

3. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.


A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy is present and acting, then that one) shall have and may exercise all the powers hereby conferred.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RSI HOLDINGS, INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" APPROVAL OF PROPOSAL 2, and proxy holders will vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The undersigned hereby acnkowledges receipt of the Notice of Annual Meeting of Shareholders dated December 19, 2003 and the Proxy Statement furnished herewith.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.




-------------------------------------------------------------------------------






-------------------------------------------------------------------------------

To  change  the  address  on your  account,  please  check  the box at right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this
method.                                                                 --
                                                                       [  ]
                                                                        --

Signature of Shareholder                                Date
                        -------------------------------      --------------

Signature of Shareholder                                Date
                        -------------------------------      --------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                               RSI HOLDINGS, INC.

                                     PROXY
                        ANNUAL MEETING, JANUARY 29, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of RSI Holdings, Inc. a North Carolina corporation, hereby constitutes and appoints Buck A. Mickel and Joe F. Ogburn, and each of them, attorneys and proxies on behalf on the undersigned to act and vote at the Annual Meeting of Shareholders, to be held at the offices of RSI Holdings, Inc., 28 East Court Street, Greenville, South Carolina, on Thursday, January 29, 2004, at 10:00 a.m., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)